Credit Suisse First Boston, Asset Finance Group
GMAC - RFC Home Equity Portfolio- RS6
IO Loans

Selection Criteria: IO Loans
Table of Contents

  Description of the Mortgage Pool
  Credit Score Range
  Original Mortgage Loan Balance ($)
  Net Mortgage Rates (%)
  Mortgage Rates (%)
  Original Loan-to-Value Ratio (%)
  State
  Loan Purpose
  Occupancy
  Property Type
  Documentation
  Prepayment Penalty Term
  Category
  IO Term
  Maximum Mortgage Rate (%) (ARM Loans Only)
  Next Interest Rate Adjustment Date (ARM Loans Only)
  Note Margin (%) (ARM Loans Only)

1. Description of the Mortgage Pool

Aggregate Principal Balance: 351,420,559.57
Minimum Balance: 39,200.00
Maximum Balance: 1,500,000.00
Number of Loans: 1,412
Average Principal Balance: 248,881.42
Weighted Average Original Loan-to-Value: 84.13
Minimum Loan-to-Value: 47.00
Maximum Loan-to-Value: 100.00
Weighted Average Mortgage Rate: 6.449
Minimum Mortgage Rate: 4.125
Maximum Mortgage Rate: 9.700
Weighted Average Net Mortgage Rate: 6.069
Minimum Net Mortgage Rate: 3.700
Maximum Net Mortgage Rate: 9.325
Weighted Average Note Margin: 4.253
Minimum Note Margin: 1.875
Maximum Note Margin: 9.625
Weighted Average Maximum Mortgage Rate: 12.539
Minimum Maximum Mortgage Rate: 8.990
Maximum Maximum Mortgage Rate: 19.125
Weighted Average Minimum Mortgage Rate: 4.921
Minimum Minimum Mortgage Rate: 1.875
Maximum Minimum Mortgage Rate: 9.625
Weighted Average Months to Next RA Date: 28
Minimum Months to Next RA Date: 1
Maximum Months to Next RA Date: 120
Weighted Average Remaining Term to Maturity: 358
Minimum Remaining Term: 296
Maximum Remaining Term: 360
Weighted Average Credit Score: 678
Minimum Available Credit Score: 550
Maximum Credit Score: 816
Percent ARM: 94.31
Percent Fixed: 5.69
First Lien: 100.00
Loans with Prepayment Penalty: 62.16
Percent HomeCommings: 83.06
Percent Fremont: 0.00

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2. Credit Score Range

Credit Score Range	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average LTV
0 - 0	3	$709,148	0.20%	$236,383	81.63%
540 - 559	3	1,344,840	0.38	448,280	80.84
560 - 579	3	503,922	0.14	167,974	79.57
580 - 599	27	5,027,144	1.43	186,191	79.15
600 - 619	119	26,944,971	7.67	226,428	84.93
620 - 639	187	43,554,748	12.39	232,913	86.61
640 - 659	204	51,974,866	14.79	254,779	84.91
660 - 679	243	62,913,263	17.90	258,902	83.43
680 - 699	219	57,785,323	16.44	263,860	83.47
700 - 719	122	31,638,821	9.00	259,335	82.74
720 - 739	113	28,073,336	7.99	248,437	83.46
740 - 759	75	19,496,983	5.55	259,960	84.65
760 =	94	21,453,195	6.10	228,225	83.99
Total:1,412	$351,420,560	100.00%	$248,881	84.13%

Weighted Average Credit Score: 678
Credit Score not available (number of Loans): 3
Credit Score not available (balance): $709,148.14

Credit Score range 0 - 0 represents loans for which Credit Scores are not available.

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3. Original Mortgage Loan Balance ($)

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
1 - 100,000	100	$8,200,886	2.33%	$82,009	688	85.16%
100,001 - 200,000	589	87,663,612	24.95	148,835	675	86.10
200,001 - 300,000	360	88,628,619	25.22	246,191	675	85.53
300,001 - 400,000	168	57,841,336	16.46	344,294	669	84.74
400,001 - 500,000	102	45,970,286	13.08	450,689	679	83.41
500,001 - 600,000	47	25,664,925	7.30	546,062	682	81.33
600,001 - 700,000	22	14,209,793	4.04	645,900	703	79.79
700,001 - 800,000	8	5,879,046	1.67	734,881	677	85.45
800,001 - 900,000	3	2,595,580	0.74	865,193	679	76.70
900,001 - 1,000,000	7	6,869,449	1.95	981,350	700	72.52
1,000,001 - 1,100,000	2	2,160,000	0.61	1,080,000	748	75.00
1,200,001 - 1,300,000	1	1,237,500	0.35	1,237,500	698	75.00
1,400,001 - 1,500,000	3	4,499,529	1.28	1,499,843	690	72.67
Total:1,412	$351,420,560	100.00%	$248,881	678	84.13%

Average Unpaid Principal Balance: 248,881

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4. Net Mortgage Rates (%)

Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
3.500 - 3.999	3	$2,020,452	0.57%	$673,484	665	74.32%
4.000 - 4.499	8	1,941,075	0.55	242,634	687	76.41
4.500 - 4.999	64	18,801,768	5.35	293,778	693	79.79
5.000 - 5.499	200	54,110,282	15.40	270,551	684	82.06
5.500 - 5.999	354	86,682,021	24.67	244,864	678	82.75
6.000 - 6.499	387	94,380,234	26.86	243,877	673	84.97
6.500 - 6.999	233	62,273,226	17.72	267,267	678	85.37
7.000 - 7.499	90	19,444,496	5.53	216,050	673	88.42
7.500 - 7.999	50	7,604,784	2.16	152,096	670	92.64
8.000 - 8.499	17	3,173,298	0.90	186,665	656	93.18
8.500 - 8.999	4	730,375	0.21	182,594	671	99.07
9.000 - 9.499	2	258,550	0.07	129,275	636	95.89
Total:1,412	$351,420,560	100.00%	$248,881	678	84.13%

Weighted Average Net Mortgage Rate: 6.069

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5. Mortgage Rates (%)

Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
4.000 - 4.499	3	$2,020,452	0.57%	$673,484	665	74.32%
4.500 - 4.999	13	3,049,325	0.87	234,563	690	78.51
5.000 - 5.499	78	22,876,398	6.51	293,287	692	79.22
5.500 - 5.999	255	67,721,171	19.27	265,573	681	81.64
6.000 - 6.499	337	79,742,026	22.69	236,623	678	83.17
6.500 - 6.999	405	104,632,970	29.77	258,353	676	84.89
7.000 - 7.499	172	43,156,842	12.28	250,912	675	86.83
7.500 - 7.999	88	18,166,297	5.17	206,435	669	89.00
8.000 - 8.499	39	6,275,159	1.79	160,902	678	93.70
8.500 - 8.999	13	2,394,169	0.68	184,167	641	96.64
9.000 - 9.499	6	1,021,900	0.29	170,317	668	100.00
9.500 - 9.999	3	363,850	0.10	121,283	647	94.19
Total:1,412	$351,420,560	100.00%	$248,881	678	84.13%

Weighted Average Mortgage Rate: 6.449

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6. Original Loan-to-Value Ratio (%)

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO
0.01 - 50.00	2	$475,000	0.14%	$237,500	611
50.01 - 55.00	2	221,900	0.06	110,950	627
55.01 - 60.00	2	625,000	0.18	312,500	710
60.01 - 65.00	10	3,373,400	0.96	337,340	681
65.01 - 70.00	27	10,288,081	2.93	381,040	698
70.01 - 75.00	58	24,552,308	6.99	423,316	692
75.01 - 80.00	716	176,398,057	50.20	246,366	678
80.01 - 85.00	73	19,177,851	5.46	262,710	673
85.01 - 90.00	147	37,433,581	10.65	254,650	661
90.01 - 95.00	183	40,411,320	11.50	220,827	681
95.01 - 100.00	192	38,464,060	10.95	200,334	678
Total:1,412	$351,420,560	100.00%	$248,881	678

Weighted Average Loan-to-Value: 84.13

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7. State

State	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Alabama	11	$1,619,450	0.46%	$147,223	672	87.31%
Arizona	123	26,320,967	7.49	213,992	673	82.66
California	304	105,655,189	30.07	347,550	678	80.74
Colorado	81	17,065,254	4.86	210,682	664	86.03
Connecticut	6	1,957,950	0.56	326,325	669	83.85
Delaware	2	281,500	0.08	140,750	657	94.20
District of Columbia	9	3,188,359	0.91	354,262	687	83.77
Florida	172	42,759,985	12.17	248,605	688	84.36
Georgia	64	10,111,746	2.88	157,996	676	88.42
Hawaii	2	775,975	0.22	387,988	680	80.00
Idaho	14	1,974,400	0.56	141,029	709	81.98
Illinois	32	7,592,100	2.16	237,253	681	87.65
Indiana	11	1,273,828	0.36	115,803	668	89.33
Iowa	2	338,600	0.10	169,300	637	82.27
Kansas	6	682,592	0.19	113,765	696	87.84
Kentucky	6	1,144,300	0.33	190,717	663	86.88
Louisiana	4	482,950	0.14	120,737	671	91.45
Maine	1	165,000	0.05	165,000	642	94.00
Maryland	89	24,855,579	7.07	279,276	659	87.63
Massachusetts	13	4,476,520	1.27	344,348	681	77.75
Michigan	28	5,230,370	1.49	186,799	679	88.37
Minnesota	17	3,433,088	0.98	201,946	666	89.50
Mississippi	1	95,920	0.03	95,920	632	80.00
Missouri	13	2,399,069	0.68	184,544	668	93.41
Montana	1	107,900	0.03	107,900	700	100.00
Nevada	39	9,953,538	2.83	255,219	680	84.05
New Hampshire	1	125,936	0.04	125,936	652	90.00
New Jersey	35	12,385,407	3.52	353,869	697	80.42
New Mexico	2	180,250	0.05	90,125	743	80.00
New York	14	4,751,975	1.35	339,427	708	81.68
North Carolina	34	5,051,893	1.44	148,585	690	86.73
Ohio	24	3,413,025	0.97	142,209	681	90.52
Oklahoma	3	381,050	0.11	127,017	682	84.50
Oregon	22	3,573,161	1.02	162,416	666	84.94
Pennsylvania	19	3,339,195	0.95	175,747	673	90.44
Rhode Island	6	1,703,398	0.48	283,900	667	89.69
South Carolina	13	2,513,425	0.72	193,340	669	90.11
South Dakota	1	112,500	0.03	112,500	685	100.00
Tennessee	13	2,420,063	0.69	186,159	659	93.24
Texas	10	1,637,886	0.47	163,789	650	87.88
Utah	26	4,716,400	1.34	181,400	695	82.82
Virginia	81	21,208,052	6.03	261,828	682	87.18
Washington	51	9,020,848	2.57	176,879	666	86.75
West Virginia	1	294,500	0.08	294,500	620	95.00
Wisconsin	5	649,468	0.18	129,894	719	93.65
Total:1,412	$351,420,560	100.00%	$248,881	678	84.13%

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8. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
EQUITY REFINANCE	227	$67,781,660	19.29%	$298,598	674	81.74%
PURCHASE	856	204,629,947	58.23	239,054	687	83.62
RATE/TERM REFINANCE	329	79,008,952	22.48	240,149	658	87.50
Total:1,412	$351,420,560	100.00%	$248,881	678	84.13%

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9. Occupancy

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Investment Property	317	$64,421,644	18.33%	$203,223	715	82.42%
Owner Occupied	1,067	277,714,432	79.03	260,276	668	84.68
Second/Vacation	28	9,284,484	2.64	331,589	695	79.61
Total:1,412	$351,420,560	100.00%	$248,881	678	84.13%

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10. Property Type

Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Attached PUD	38	$8,838,082	2.51%	$232,581	684	84.56%
Condo over 8 stories	21	7,287,029	2.07	347,001	686	79.71
Condo under 5 stories	154	34,422,988	9.80	223,526	687	83.54
Condotel (9 or more stories)	1	312,000	0.09	312,000	742	77.00
Cooperative - 1 bedroom	3	1,537,499	0.44	512,500	698	71.69
Cooperative - 2 bedroom	1	150,700	0.04	150,700	796	84.00
Detached PUD	161	43,560,790	12.40	270,564	678	82.98
Leasehold	1	77,300	0.02	77,300	733	100.00
Mid-rise condo (5-8 stories)	4	936,766	0.27	234,192	713	79.33
Single Family (detached)	897	216,933,305	61.73	241,843	669	85.17
Townhouse/rowhouse	30	6,480,147	1.84	216,005	683	88.19
Two-to-four family units	101	30,883,954	8.79	305,782	717	79.94
Total:1,412	$351,420,560	100.00%	$248,881	678	84.13%

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11. Documentation

Documentation	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Full Documentation	834	$186,439,793	53.05%	$223,549	665	86.63%
Reduced Documentation	578	164,980,766	46.95	285,434	692	81.30
Total:1,412	$351,420,560	100.00%	$248,881	678	84.13%

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12. Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
12 Months	73	$21,007,960	5.98%	$287,780	685	84.83%
24 Months	608	144,483,654	41.11	237,638	662	85.36
36 Months	143	32,548,938	9.26	227,615	689	85.09
60 Months	21	6,186,434	1.76	294,592	705	81.51
None	540	132,981,387	37.84	246,262	687	83.36
Other	27	14,212,187	4.04	526,377	707	76.66
Total:1,412	$351,420,560	100.00%	$248,881	678	84.13%

Other represents not 0,12,24,36 or 60 months and not more than 60 months.

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13. Category

Category	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Alternet Exceptions	548	$124,151,567	35.33%	$226,554	658	87.96%
Expanded Criteria Exceptions	835	218,011,380	62.04	261,091	689	82.10
Home Solutions Exceptions	3	525,171	0.15	175,057	725	90.00
Jumbo A Exceptions	26	8,732,442	2.48	335,863	677	79.93
Total:1,412	$351,420,560	100.00%	$248,881	678	84.13%

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14. IO Term

IO Term	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
6	1	$629,100	0.18%	$629,100	677	90.00%
24	116	28,750,602	8.18	247,850	691	79.91
36	97	18,212,711	5.18	187,760	695	84.28
60	823	195,264,742	55.56	237,260	661	86.29
84	29	5,829,316	1.66	201,011	708	86.48
120	346	102,734,089	29.23	296,919	701	81.01
Total:1,412	$351,420,560	100.00%	$248,881	678	84.13%

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15. Maximum Mortgage Rate (%) (ARM Loans Only)

Maximum Mortgage Rate (%) (ARM Loans Only)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
8.000 - 8.999	1	$242,100	0.07%	$242,100	645	80.00%
9.000 - 9.999	3	546,052	0.16	182,017	654	88.88
10.000 - 10.999	37	7,337,581	2.21	198,313	688	83.13
11.000 - 11.999	374	91,839,516	27.71	245,560	681	82.09
12.000 - 12.999	626	164,846,002	49.74	263,332	675	83.74
13.000 - 13.999	192	46,349,795	13.99	241,405	662	87.89
14.000 - 14.999	35	5,939,150	1.79	169,690	649	93.60
15.000 - 15.999	5	595,243	0.18	119,049	613	96.01
16.000 - 16.999	7	1,987,950	0.60	283,993	700	76.73
17.000 - 17.999	28	9,276,163	2.80	331,292	718	80.12
18.000 - 18.999	4	2,231,749	0.67	557,937	689	73.28
19.000 - 19.999	1	228,000	0.07	228,000	633	80.00
Total:1,313	$331,419,301	100.00%	$252,414	676	83.84%

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16. Next Interest Rate Adjustment Date (ARM Loans Only)

Next Interest Rate Adjustment Date (ARM Loans Only)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
2005-07	1	$152,000	0.05%	$152,000	680	80.00%
2005-08	6	2,602,701	0.79	433,783	724	78.08
2005-09	41	16,061,528	4.85	391,745	698	77.50
2005-10	32	14,769,972	4.46	461,562	700	78.00
2005-11	2	590,500	0.18	295,250	717	85.05
2005-12	3	1,427,500	0.43	475,833	706	75.23
2006-12	1	72,000	0.02	72,000	796	90.00
2007-01	1	500,000	0.15	500,000	641	80.00
2007-02	12	2,965,097	0.89	247,091	700	80.86
2007-03	35	9,668,023	2.92	276,229	678	80.82
2007-04	241	66,749,691	20.14	276,970	660	83.07
2007-05	498	119,214,571	35.97	239,387	665	86.61
2007-06	24	4,426,219	1.34	184,426	688	86.01
2007-08	1	389,556	0.12	389,556	730	80.00
2007-12	3	995,584	0.30	331,861	714	81.29
2008-01	2	500,400	0.15	250,200	675	80.00
2008-02	18	3,627,116	1.09	201,506	695	84.79
2008-03	13	2,208,361	0.67	169,874	676	84.09
2008-04	35	9,141,014	2.76	261,172	689	84.21
2008-05	106	21,244,198	6.41	200,417	678	84.73
2008-06	42	9,570,784	2.89	227,876	692	83.44
2009-08	2	524,600	0.16	262,300	701	89.09
2009-09	1	300,848	0.09	300,848	0	80.00
2009-11	2	481,000	0.15	240,500	690	97.26
2009-12	4	1,495,494	0.45	373,874	722	81.63
2010-01	12	2,784,857	0.84	232,071	705	85.78
2010-02	13	3,274,383	0.99	251,876	722	78.44
2010-03	20	4,779,053	1.44	238,953	694	79.79
2010-04	25	5,228,725	1.58	209,149	695	81.66
2010-05	40	9,227,829	2.78	230,696	688	83.64
2010-06	45	9,751,790	2.94	216,706	692	82.57
2011-12	1	200,000	0.06	200,000	694	80.00
2012-02	2	358,200	0.11	179,100	741	97.81
2012-03	6	869,842	0.26	144,974	734	89.72
2012-04	4	617,619	0.19	154,405	684	87.53
2012-05	4	896,600	0.27	224,150	713	88.01
2012-06	13	3,087,055	0.93	237,466	701	83.59
2014-12	1	189,590	0.06	189,590	686	80.00
2015-06	1	475,000	0.14	475,000	742	60.00
Total:1,313	$331,419,301	100.00%	$252,414	676	83.84%

Weighted Average Months to Next RA Date: 28

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17. Note Margin (%) (ARM Loans Only)

Note Margin (%) (ARM Loans Only)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
1.500 - 1.999	1	$1,500,000	0.45%	$1,500,000	668	73.00%
2.000 - 2.499	176	43,350,585	13.08	246,310	689	81.58
2.500 - 2.999	77	28,296,532	8.54	367,487	711	79.33
3.000 - 3.499	219	43,491,651	13.12	198,592	698	83.71
3.500 - 3.999	58	20,456,715	6.17	352,702	698	79.47
4.000 - 4.499	113	31,385,886	9.47	277,751	679	80.92
4.500 - 4.999	199	48,693,185	14.69	244,689	673	83.34
5.000 - 5.499	179	43,028,304	12.98	240,382	659	85.57
5.500 - 5.999	163	37,554,902	11.33	230,398	655	86.98
6.000 - 6.499	84	25,426,316	7.67	302,694	639	90.38
6.500 - 6.999	27	5,213,282	1.57	193,085	639	96.10
7.000 - 7.499	7	1,301,300	0.39	185,900	629	98.65
7.500 - 7.999	6	1,195,400	0.36	199,233	632	87.96
8.000 - 8.499	3	372,893	0.11	124,298	601	93.63
9.500 - 9.999	1	152,350	0.05	152,350	611	100.00
Total:1,313	$331,419,301	100.00%	$252,414	676	83.84%

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Jun 20, 2005 10:06

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